Bear Stearns 21st Annual Media Conference

Interpublic Group

March 10, 2008

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

Interpublic Overview

$6.6 billion revenues | 43,000 employees
4,000+ active clients | 80+ operating units | 100+ countries

DRAFTFCB

LOWE

McCANN ERICKSON

MRM PARTNERS

initiative
expect more

R/GA

momentum

WAHLSTROM GROUP
CONNECTING BUYERS TO BRANDS

octagon

UniversalMcCANN

Deutsch

JACK MORTON
the experience to inspire

WEBER SHANDWICK
WORLDWIDE

FutureBrand

PMK HBH

HILL|HOLLIDAY

World Class Clients

L'ORÉAL
verizon
hp
Pfizer
NOKIA
ups
SC Johnson
A FAMILY COMPANY
SONY
Unilever
Microsoft
GM
WAL★MART
Coca-Cola
Johnson & Johnson
MasterCard
U.S. ARMY
NOVARTIS
intel
Nestlé
gsk GlaxoSmithKline

Diversified Revenue Base

By Geography


"Rest of World"
17%
N. America
58%
W. Europe
25%

"Rest of World" includes AsiaPac, LatAm, E. Europe, Middle East and Africa

By Industry Sector


Other
12%
Financial Services
7%
Health/Personal Care
19%
Packaged Goods
8%
Food & Beverage
14%
Tech & Telecom
26%
Auto & Transportation
14%

Top 100 clients

(percent of 2007 revenue)

Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

2006-07

- Successful in recruiting new management across operating units
- Restored organic growth trajectory
- On front foot strategically: Draftfcb, aligned media model
- Investing in high-growth disciplines and geographies
- SOX-compliant at 12/31/07

Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

2006-07

- Successful in recruiting new management across operating units
- Restored organic growth trajectory
- On front foot strategically: Draftfcb, aligned media model
- Investing in high-growth disciplines and geographies
- SOX-compliant at 12/31/07

2008 Goals

- Further refine offerings to meet emerging client needs
- Competitive organic growth performance
- Achieve margin target of 8.5-9.0%

Increasingly Competitive Offering



Organic Revenue Growth LTM
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
-1.5%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
-0.7%
1.4%
-1.0%
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%

Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

Improving Profitability


Adjusted Operating Margin LTM
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-0.2%
0.1%
-0.4%
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07

Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

Going Forward

Major Operating Groups

McCANN Worldgroup	Premier network for integrated, global campaigns
DRAFTFCB	Modern global agency model combines accountability with creativity
LOWE	High-value ideas in high-growth markets
Aligned media offering	Initiative and Universal McCann
CMG	Best-in-class marketing specialists
US Independents	Exceptional domestic agencies

Clients Increasingly Seek Integration

- **Multiple disciplines**
  - Television, Print, CRM, Web, Outdoor, Events, PR, Mobile, Search Marketing, Social Media, Internal Communications
- **Global scale**
- **Accountability of results**

Clients Increasingly Seek Integration

- **Multiple disciplines**
  - Television, Print, CRM, Web, Outdoor, Events, PR, Mobile, Search Marketing, Social Media, Internal Communications
- **Global scale**
- **Accountability of results**

Dow: *The Human Element* ➔

Strong Embedded Digital Capabilities

Global Networks

- Draftfcb (Area 23, Fuel, Hacker Group)
- Initiative (Amphibian, ID Media)
- Lowe (Brindfors, Roche, Strateus)
- McCann Erickson (McCann Digital, TAG)
- Universal McCann

Integrated Agencies

- Campbell-Ewald
- Carmichael Lynch
- Deutsch
- Hill Holliday
- The Martin Agency
- Mullen

Marketing Specialists

- Futurebrand
- Jack Morton
- Kaleidoscope
- Momentum
- Wahlstrom Group (C2L)
- Weber Shandwick (ScreenGrab)

Strong Specialized Digital Assets

MRM Worldwide	top three global digital agency (McCann Worldgroup)*
R/GA	premier creative digital agency, top 20 global agency*
Reprise Media	search engine marketing/optimization
Ansible	mobile marketing
Emerging Media Lab	thought leadership/alliances
BzzAgent	digital word-of-mouth (partner)
Facebook	social networking (partner / investor)
Joost	new media platform (partner)
Radian6	social media monitoring (partner)
Spot Runner	digital production (partner / investor)
Spongecell	online event marketing (partner / investor)

*Based on Ad Age digital agency rankings

Strong Specialized Digital Assets

MRM Worldwide	top three global digital agency (McCann Worldgroup)
R/GA	premier creative digital agency, top 20 global agency

Reprise Media	search engine marketing/optimization
Ansible	mobile marketing
Emerging Media Lab	thought leadership/alliances

Nike: *Nike Plus* ➔

New Business Wins: Q407 – Q108

AQUOS

United States Census 2010

HYUNDAI

Sony Ericsson

SUBARU

中国移动通信 CHINA MOBILE

BECK'S

USAA®

Cadbury Schweppes

PLAYSTATION 3

VAUXHALL

Chili's

ADVENTURES BY DISNEY

Jergens

Blu-ray Disc™

Signal

Wall's

2008 Priorities

- Continue to build on revenue momentum
- Further strategic investment behind high-growth opportunities in digital assets and BRICs
- Significant opportunity to drive improved profitability
- Competitive organic growth and 8.5% - 9.0% operating margin

Bear Stearns 21st Annual Media Conference

Interpublic Group

Reconciliation of Organic Revenue Growth LTM

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency Changes	Net Acquisitions / Divestitures	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2

($ in Millions)

Reconciliation of Adjusted Operating Margin LTM

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss) [1]
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2

[1] Adjusted operating income (loss), excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

($ in Millions)